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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):         July 29, 2002
                                                   ---------------------

                                  ENTRUST, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
              ----------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

             000-24733                                         62-1670648
 -------------------------------------                  ------------------------
      (Commission File Number)                               (IRS Employer
                                                           Identification No.)
 One Hanover Park, Suite 800
 16633 Dallas Parkway
 Addison, Texas                                                   75001
 ---------------------------------------                ------------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (972) 713-5800
              ---------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      Other Events.
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     On July 29, 2002, Entrust, Inc. (the "Company") publicly disseminated a press release announcing that its board of directors has authorized the Company to repurchase up to an aggregate of 7,000,000 shares of its common stock.

     The stock repurchase program will take place over the next 12 months in open market, negotiated and block transactions. The timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of market and business conditions. The repurchased shares will be considered authorized but unissued shares of the Company and will be available for the Company's stock incentive, employee stock purchase and other stock benefit plans, and for general corporate purposes, including possible acquisitions.

     The full text of the Company's press release issued in connection with the foregoing is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Financial Statements of Businesses Acquired.
    -------------------------------------------

             Not applicable.

(b) Pro Forma Financial Information.
    -------------------------------

             Not applicable.

(c) Exhibits.
    --------

      99     Press Release dated July 29, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2002                     ENTRUST, INC.


                                        By: /s/ David L. Thompson
                                            ---------------------
                                            David L. Thompson
                                            Senior Vice President of Finance and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number       Description
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99           Press Release dated July 29, 2002